Intangible Assets, Net - Schedule of Finite-Lived Intangible Assets, Future Amortization Expense (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
2021	¥ 10,421	$ 1,597
2022	2,322	356
2023	1,350	207
2024	883	135
2025 and thereafter	1,597	245
Intangible assets, net	¥ 16,573	$ 2,540	¥ 7,428